UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

October 7, 2022

Date of report (date of earliest event reported)

EKIMAS Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	Commission File No. 001-11737	04-3186647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D565
Las Vegas, NV 89103
(Address of Principal Executive Offices)

(424) 256-8560

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant

On October 7, 2022, EKIMAS Corporation (the “Company”), was notified by its auditor, Liggett & Webb, P.A. (“Liggett & Webb”) that it would no longer be offering auditing services. On October 7, 2022, the Company retained BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm.

The reports of Liggett & Webb on the Company’s financial statements for the years ended March 31, 2022 and 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles but did contain a paragraph referring to the uncertainty with respect to the Company’s ability to continue as a going concern.

During the years ended March 31, 2022 and 2021, and in the subsequent period through October 7, 2022, there were no disagreements with Liggett & Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Liggett & Webb, would have caused Liggett & Webb to make reference to the matter in its reports on the Company’s financial statements for such periods. During the years ended March 31, 2022 and 2021, and in the subsequent period through October 7, 2022, there were no reportable events of the types described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Liggett & Webb with a copy of the disclosures in the preceding two paragraphs and requested in writing that Liggett & Webb furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Liggett & Webb provided a letter, dated October 11, 2022 stating its agreement with such statements, which is included as exhibit 16.1 to this Form 8-K.

During the fiscal year ended March 31, 2022 and through the date of resignation, the Company did not consult BF Borgers CPA PC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Liggett & Webb to the Securities and Exchange Commission dated October 11, 2022 with respect to the disclosure in this Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 11, 2022	EKIMAS Corporation

	By:	/s/ Bennett J. Yankowitz
Bennett J. Yankowitz
Chief Executive Officer